UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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One Stop Systems, Inc.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED APRIL 20, 2020

2235 Enterprise Street #110

Escondido, CA 92029

ONE STOP SYSTEMS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

Dear Stockholder:

Notice is hereby given that the 2020 Annual Meeting of Stockholders of One Stop Systems, Inc. (the “Company”) will be held on Wednesday, May 20, 2020 at 11:00 a.m., local time.  Given the extraordinary circumstances arising from the Novel Coronavirus (“COVID-19”) pandemic, we have adopted a virtual format for our Annual Meeting to provide a healthy, consistent and convenient experience to all shareholders regardless of location.  We expect to resume in person shareholder meetings in successive years. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS, where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/OSS prior to the deadline of May 13, 2020 at 5:00 pm Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions. Please be sure to follow instructions found on your Proxy Card and/or Voting Authorization Form and subsequent instructions that will be delivered to you via email. The purpose for the meeting is as follows:

1.	Election of Directors;
2.	The ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;
3.

To the extent required by Nasdaq Listing Rule 5635, to approve the issuance of shares of common stock of the Company upon conversion or exercise or otherwise pursuant to the terms of the senior secured convertible notes (the “Notes”) issued to institutional investors dated April  20, 2020 (the “Note Financing Proposal”); and

4.	To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

These proposals are more fully described in the Proxy Statement following this Notice. The board of directors has fixed the close of business on March 23, 2020 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the annual meeting. A list of the stockholders of record as of the close of business on March 23, 2020 will be available for inspection by any of our stockholders for any purpose germane to the annual meeting during normal business hours at our principal executive offices, 2235 Enterprise Street #110, Escondido, California 92029, beginning ten days before the 2020 annual meeting and at the annual meeting.

Accompanying this notice is a proxy card. Whether or not you expect to attend our annual meeting, please complete, sign and date the enclosed proxy card and return it promptly, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

Stockholders are cordially invited to attend the annual meeting virtually via the Internet at www.proxydocs.com/OSS.

By order of the Board of Directors,

/s/ David Raun

David Raun Interim Chief Executive Officer

April 20, 2020                                                         YOUR VOTE IS IMPORTANT

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION DATED APRIL 20, 2020

2235 Enterprise Street #110

Escondido, CA 92029

PROXY STATEMENT FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 20, 2020

The board of directors of One Stop Systems, Inc. is soliciting the enclosed proxy for use at the annual meeting of stockholders to be held on Wednesday, May 20, 2020 at 11:00 a.m., Pacific Daylight time.  You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS, where you will be able to vote electronically and submit questions, after you register prior to the deadline.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2020 annual meeting of stockholders. This proxy statement summarizes information related to your vote at the annual meeting. All stockholders who find it convenient to do so are cordially invited to attend the annual meeting virtually via the Internet at www.proxydocs.com/OSS. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or complete and submit your proxy via phone or the internet in accordance with the instructions provided on the enclosed proxy card.

We intend to begin mailing this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about April     , 2020, to all stockholders of record entitled to vote at the annual meeting. Only stockholders who owned our common stock on March 23, 2020 are entitled to vote at the annual meeting. On this record date, there were 16,476,661 shares of our common stock outstanding. Common stock is our only class of stock outstanding and entitled to vote.

What is the date, time and place of the annual meeting?

One Stop Systems, Inc.’s 2019 Annual Stockholders’ Meeting will be held on Wednesday, May 20, 2020, beginning at 11:00 a.m., Pacific Daylight time. You may attend the Annual Meeting virtually via the Internet at www.proxydocs.com/OSS.

What is the purpose of the annual meeting?

At the annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, consisting of 1) election of directors; 2) ratification of the selection of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; 3) approve of the Note Financing Proposal; and 4) such other matters that may properly come before the meeting or any adjournment or postponement thereof.

Who is entitled to vote at the meeting?

Only our stockholders of record at the close of business on March 23, 2020, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponement(s) or adjournment(s) of the meeting. As of the record date, there were 16,476,661 shares of common stock outstanding, all of which are entitled to be voted at the annual meeting.

A list of stockholders will be available at our headquarters at 2235 Enterprise Street #110, Escondido, California 92029 for a period of ten days prior to the annual meeting and at the annual meeting itself for examination by any stockholder.

What are the voting rights of the holders of our common stock?

Holders of common stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you too will need to register prior to the registration deadline.

What constitutes a quorum?

The presence at the meeting, virtually or by proxy, of the holders of common stock representing a majority of the combined voting power of the outstanding shares of stock on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, there were 16,476,661 shares of common stock outstanding, all of which are entitled to be voted at the annual meeting.

What vote is required to approve each item?

For purposes of electing directors at the annual meeting, the nominees receiving the support of stockholders representing the greatest numbers of shares of common stock present at the meeting, virtually or by proxy and entitled to vote, shall be elected as directors.

The affirmative vote of a majority of the shares of common stock present at the meeting virtually or by proxy and entitled to vote is required for the ratification of the selection of Haskell & White LLP; and approval of any other matter that may be submitted to a vote of our stockholders.

The affirmative vote of a majority of the total votes cast by the holders of our common stock present virtually or by proxy and entitled to vote at the annual meeting at which a quorum is present will be required for the approval of the Note Financing Proposal.

The inspector of election for the annual meeting shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. Broker non-votes will not be counted as votes cast “for” or votes “withheld” for the election of directors. On other matters submitted for a vote, broker non-votes will not be considered in tallying votes cast, and abstentions will be treated as a vote “against.” If less than a majority of the combined voting power of the outstanding shares of common stock is represented at the annual meeting, a majority of the shares so represented may adjourn the annual meeting from time to time without further notice.

What are the Board's recommendations?

As more fully discussed under “Matters to Come Before the Annual Meeting”, our board of directors recommends a vote FOR the election of the respective nominees for director named in this proxy statement; FOR the ratification of the selection of Haskell & White LLP; and FOR the approval of the Note Financing Proposal.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (1) FOR the election of the respective nominees for director named in this proxy statement; (2) FOR the ratification of the selection of Haskell & White LLP; (3) FOR the approval of the Note Financing Proposal; and (4) in accordance with the recommendation of our board of directors, FOR or AGAINST all other matters as may properly come before the annual meeting or any adjournment or postponement thereof. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

If you are a holder of record (that is, if your shares are registered in your own name with our transfer agent), you may vote using the enclosed proxy card. Voting instructions are provided on the proxy card contained in the proxy materials.

If you are a street name holder (that is, if you hold your shares through a bank, broker or other holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. The availability of telephone or internet voting will depend upon your bank’s, broker’s, or other holder of record’s voting process.

If you virtual attend the annual meeting, you can, of course, vote virtually. If you are a street name holder and wish to vote at the meeting, you must first obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote.

Are dissenter’s rights available with respect to any proposal?

Dissenter’s rights are not available with respect to any proposal to be voted on at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. The giving of a proxy does not eliminate the right to vote virtually should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy, by voting virtually at the annual meeting, by filing a written revocation or duly executed proxy bearing a later date with our Secretary at our headquarters.

Who pays for costs relating to the proxy materials and annual meeting of stockholders?

The costs of preparing, assembling and mailing this proxy statement, the Notice of Annual Meeting of Stockholders and the enclosed Annual Report and proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL 1:

Election of Directors

Nomination of Directors

The Governance and Nominating Committee of the board of directors (the “Nominating Committee”) is charged with making recommendations to the board of directors regarding qualified candidates to serve as members of the board of directors. The Nominating Committee’s goal is to assemble a board of directors with the skills and characteristics that, taken as a whole, will assure a strong board of directors with experience and expertise in all aspects of corporate governance. Accordingly, the Nominating Committee believes that candidates for director should have certain minimum qualifications, including personal integrity, strength of character, an inquiring and independent mind, practical wisdom, and mature judgment. In evaluating director nominees, the Nominating Committee considers the following factors:

(1)	The appropriate size of the board of directors;
(2)	The Company’s needs with respect to the particular talents and experience of its directors; and
(3)	The knowledge, skills and experience of nominees, including experience in technology, business, finance, administration, and/or public service.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may also consider such other factors as it deems to be in the Company’s and its stockholders’ best interests, including diversity (though the Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees). The Nominating Committee does, however, believe it appropriate for at least one member of the board of directors to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the board of directors to meet the definition of an “independent director” under NASDAQ listing standards. The Nominating Committee also believes it is appropriate for our Chief Executive Officer to serve on the board of directors.

The Nominating Committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for renomination, but the Nominating Committee at all times seeks to balance the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service, the Nominating Committee’s policy is to not renominate that member for reelection. The Nominating Committee identifies the desired skills and experience of a new nominee, and then uses its network of contacts to compile a list of candidates.

We do not have a formal policy concerning stockholder recommendations of nominees for director to the Nominating Committee as, to-date; we have not received any recommendations from stockholders requesting the Nominating Committee to consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our proxy statement. The absence of such a policy does not mean, however, that such recommendations will not be considered. Stockholders wishing to recommend a candidate may do so by sending a written notice to the Nominating Committee, Attn: Chairman, One Stop Systems, Inc., 2235 Enterprise St. #110, Escondido, CA 92029, naming the proposed candidate and providing detailed biographical and contact information for such proposed candidate.

There are no arrangements or understanding between any of our directors, nominees for directors or officers, and any other person pursuant to which any director, nominee for director, or officer was or is to be selected as a director, nominee or officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director, officer, affiliate, or owner of record or beneficially of more than 5% of any class of voting securities of the Company, or any associates of any such persons, is a party adverse to the Company or any of our subsidiaries, and none of such persons has a material interest adverse to the Company or any of its subsidiaries. Other than as disclosed below, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

The Nominating Committee has recommended, and the board of directors has nominated, Kenneth Potashner, Kimberly Sentovich, Jack Harrison, and David Raun as nominees for election as members of our board of directors at the annual meeting for a period of one (1) year and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. At the annual meeting, four directors will be elected to the board of directors.

Information Regarding Directors

Name	Age	Position
Kenneth Potashner	62	Chairman of the Board
David Raun (1)	58	Interim Chief Executive Officer, Director (1)
Kimberly Sentovich	52	Director
Jack Harrison	64	Director

(1)

On February 15, 2020, Steve Cooper was terminated as President and Chief Executive Officer of the Company.  On February 15, 2020, the board of director appointed David Raun as the Company’s interim Chief Executive Officer.

Kenneth Potashner has served as Chairman of the Board since the 2019 annual stockholder meeting and as a member of our board of directors since 2006.  Mr. Potashner has extensive BOD experience in high growth, high technology global organizations. He has served as Chairman of Newport Corporation where he provided 18 years of service culminating in the sale of Newport in 2016 for $980M.  Mr. Potashner was Chairman of Maxwell Technologies and directed it through a period of rapid expansion. He has also served on the BOD of California Micro Devices, SonicBlue Inc, and Singapore Technologies, all publicly traded companies.  Potashner is currently serving as the Executive Chairman of Home Bay Technologies.  He has also has served on the board of many private companies as well including  DynaOptics, MyOffice.com, Underground Elephant, Lumedyne, Events.com,  and several others. Several of the private companies that Mr. Potashner has had affiliations with have achieved successful exits or significant financings.  Mr. Potashner has a BSEE from Lafayette College and an MSEE from SMU, Executive certifications from Columbia and INSEAD in Lausanne, Switzerland. He also has an Advanced Professional Director certification from American Board of Directors.

David Raun has served as our interim Chief Executive Officer since February 15, 2020, upon the termination of Steve Cooper as our former president and former chief executive officer, Mr. Raun has served on our board of directors since December 2016. Mr. Raun formerly served as the audit chair on the One Stop Systems board of directors and will remain as a director.  Mr. Raun was with PLX Technology, Inc., a publicly traded company on Nasdaq, from 2004-2014 where he eventually became president, chief executive officer and a director. In this role, he led the company to an acquisition by Avago (now Broadcom) after driving the company to 70%+ PCI Express market share, record revenues and profits.  This PCIe switch leadership position at PLX makes him very familiar with the OSS markets and the components he defined and marketed are key to many of OSS products.  Mr. Raun also served as chief operations officer at Home Bay, an on-line technology based real estate company in 2019.  Prior to Home Bay, he was the president, COO and interim chief financial officer at ASSIA, Inc. a Silicon Valley-based SaaS provider from 2016-2018.  Here he led a turnaround driving to record revenues and approached 40% operating margins.  Prior to these roles, he had multiple VP of Marketing, Business Development, Corporate Development and Sales roles.  He was chairman of the board at Kilopass, a semiconductor IP supplier until they were acquired by Synopsys in 2018.  Mr. Raun holds a B.S. in computer and electrical engineering from University of California, Santa Barbara. David Raun has more than 24 years of experience at senior management and board levels in public and private companies including over 10 M&A/fund raising events which is a great benefit to OSS.

Kimberly Sentovich joined the board of directors in February 2019 and is a seasoned merchandising, operations, IT and supply chain executive with 30 years of experience with multi-billion-dollar profit and loss responsibility.  From 2017 to 2018, Ms. Sentovich served as the Senior Vice President of Operations for Torrid, an apparel retailer.  From 2015 to 2017, Ms. Sentovich was Executive Vice President of Stores and Logistics at Gymboree, responsible for all 1,300 company owned stores in North America.  Ms. Sentovich previously spent seven years (2008-2015) at Walmart rising from Regional Vice President of Operations – California to Divisional Senior Vice President of Operations – Pacific Division and fifteen years at The Home Depot (1993-2008) rising to the level of Regional Vice President of Operations.  Ms. Sentovich obtained her MBA from The Paul Merage School of Business, University of California, Irvine and her B.A. in Philosophy and Political Science with a Minor in economics from Bryn Mawr College. Ms. Sentovich’s extensive executive and operations experience, as well as her independence, judgment and exceptional leadership experience makes her a valuable addition to the board of directors.

Jack Harrison has served on our board of directors since December 2016. He was founder, president and chief executive officer of Aspen Integrated Technologies, a microelectronics and MEMS company, which he sold in 2011. Mr. Harrison is currently the president of Integrity Energy, an oil and gas company, and also serves as the chairman of the board of Reach Beyond: a non-profit charitable organization of which he has been affiliated for more than 20 years. Mr. Harrison holds a BME degree from Wheaton College. He brings decades of experience in the microelectronics space and his business and technical expertise represent important assets to OSS.

Vote Required

If a quorum is present and voting at the annual meeting, the nominees receiving the highest number of votes will be elected to our board of directors. Votes withheld from any nominee, abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE UNDER PROPOSAL ONE

PROPOSAL 2:

Ratification of Selection of Independent Registered Public Accounting Firm

The audit committee has selected Haskell & White LLP as the company’s independent registered public accounting firm for the year ending December 31, 2020 and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting. Haskell & White LLP has audited the company’s financial statements since 2017. Representatives of Haskell & White LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Haskell & White LLP as the company’s independent registered public accounting firm is not required by Delaware law, the company’s amended and restated certificate of incorporation, or the company’s amended and restated bylaws. However, the audit committee is submitting the selection of Haskell & White LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent registered accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the company and its stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table represents aggregate fees billed to us for services related to the fiscal years ended December 31, 2019 and 2018, by Haskell & White LLP (“H&W”), our independent registered public accounting firm:

	2019	2018
Audit fees (1)	$201,400	$158,470
Audit-Related fees (2)	24,075	145,505
Tax fees	-	-
Other fees	-	-
Total fees	$225,475	$303,975

1)

Includes fees for (i) audits of our consolidated financial statements for the fiscal years ended December 31, 2019 and 2018, (ii) reviews of our quarterly interim period financial statements for fiscal year 2019 and 2018.

2)

Includes fees related to (i) the initial and subsequent review of our registration statement on Form S-3 filed with the Securities and Exchange Commission on May 15, 2019, and (ii) review procedures related to Form 8-K for the acquisition of CDI and Bressner Technology GmbH in 2018 and fees related to our IPO in January 2018.

Pre-Approval Policies and Procedures

The audit committee pre-approves all auditing services and the terms of non-audit services provided by our independent registered public accounting firm, but only to the extent that the non-audit services are not prohibited under applicable law and the committee determines that the non-audit services do not impair the independence of the independent registered public accounting firm.

In situations where it is impractical to wait until the next regularly scheduled quarterly meeting, the chairman of the committee has been delegated authority to approve audit and non-audit services to be provided by our independent registered public accounting firm. Fees payable to our independent registered public accounting firm for any specific, individual service approved by the chairman pursuant to the above-described delegation of authority may not exceed $25,000, and the chairman is required to report any such approvals to the full committee at its next scheduled meeting. In addition, the audit committee has pre-approved a list of acceptable services and fees payable to H&W in an aggregate amount of up to $12,500 per quarter for such services, including without limitation audit and allowable non-audit and tax consulting.  This pre-approval is for small projects needing quick reaction and judged by the audit committee not to raise any independence issues with H&W. Such projects and fees are required to be presented in detail at the next audit committee meeting.  All fees that were incurred in 2019 and 2018 were pre-approved by the audit committee.

The audit committee has considered and determined that the provision of the non-audit services described is compatible with maintaining the independence of our registered public accounting firm.

Vote Required

The affirmative vote of the holders of a majority of the shares of our common stock present virtually or by proxy and entitled to vote at the annual meeting will be required to ratify the selection of Haskell & White LLP. Abstentions will have the same effect as

“against” votes. The approval of Proposal 2 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF HASKELL & WHITE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

PROPOSAL 3:

To the Extent Required by Nasdaq Listing Rule 5635, To Approve the Issuance of Shares of Common Stock

of the Company upon Conversion or Exercise or Otherwise Pursuant to the Terms of the Notes

Issued to Institutional Investors dated April 20, 2020 (the “Note Financing Proposal”)

Overview

On April 20, 2020 (the “Closing Date”), pursuant to the a Securities Purchase Agreement (the “SPA”), between us and certain institutional investors (the “Buyers”), we authorized the sale and issuance of senior secured convertible notes (also referred to herein as the “Notes”) to the Buyers in the aggregate original principal amount of up to $6,000,000, which are convertible into shares of our common stock (the “Conversion Shares”), for consideration consisting of $5,400,000 million in cash and a 10% original issue discount (“OID”).

At the initial closing of this offering, we will issue $3,000,000 in aggregate principal amount of Notes to the Buyers. We can consummate additional closings of up to $3,000,000 in aggregate principal amount of Notes with such additional investors, subject to the prior satisfaction of certain closing conditions, including, but not limited to:

•at least $500,000 in aggregate principal amount of notes being sold in such additional closing;

•the market value of the shares underlying any outstanding notes and notes to be sold in such additional closing not exceeding 15% of our outstanding common stock;

•we must have obtained the approval of our stockholders to the issuance of all shares of our common stock issuable upon conversion of the notes in compliance with the rules and regulations of the Nasdaq Capital Market (see “Conversion Limitation and Exchange Cap” below); and

•satisfaction of certain volume and equity conditions set forth in the securities purchase agreement and the notes.

As more fully described below, because our common stock is listed on the Nasdaq Capital Market, we are subject to Nasdaq’s rules and regulations. In certain circumstances, if we issue common stock or securities convertible into common stock, that has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock, or the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the securities, we are required to obtain stockholder approval.

Description of the Note Financing

The following does not purport to be a complete description of the SPA, the Notes and the Security Agreement described in this proxy statement and each is qualified in its entirety by reference to the full text of such document, all of which are attached as exhibits to our Current Reports on Form 8-K that we filed with the Commission on April __, 2020.

Initial Closing; Additional Closings

At the initial closing of this offering, we will issue $3,000,000 in aggregate principal amount of notes to certain institutional investors. We can consummate additional closings of up to $3,000,000 in aggregate principal amount of notes with such additional investors, subject to the prior satisfaction of certain closing conditions, including, but not limited to:

•	at least $500,000 in aggregate principal amount of notes being sold in such additional closing;

•	the market value of the shares underlying any outstanding notes and notes to be sold in such additional closing not exceeding 15% of our outstanding common stock;

•

we must have obtained the approval of our stockholders to the issuance of all shares of our common stock issuable upon conversion of the notes in compliance with the rules and regulations of the Nasdaq Capital Market (see “Conversion Limitation and Exchange Cap” below); and

•	satisfaction of certain volume and equity conditions set forth in the securities purchase agreement and the notes.

Interest

The notes shall not bear interest except upon the occurrence (and during the continuance) of an event of default (see “Events of Default” below). After the occurrence and during the continuance of an event of default, the notes will accrue interest at the rate of 18.0% per annum.

Ranking

As of the date hereof, we have $786,124 in outstanding secured loans (referred to herein as the “existing secured loans”) owed to certain of our stockholders that will rank pari passu with the notes. The notes and the existing secured loans shall rank senior to all of our outstanding and future indebtedness. The notes and the existing secured loans will be secured by a first priority perfected security interest in all of our and any of our U.S. subsidiaries’ existing and future assets, including a pledge of all of the capital stock of each of our subsidiaries.

Maturity Date

Unless earlier converted or redeemed, the notes will mature on the date that is the twenty-three month anniversary of the last day of the month in which the closing with respect to the applicable note occurs. The maturity date may be extended at the option of the holder (i) in the event that, and for so long as, an event of default shall have occurred and be continuing or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default or (ii) for a period of 20 business days after the consummation of a fundamental transaction if certain events occur. In addition, if a holder elects to convert some or all of a note, and the conversion amount would be limited pursuant to a conversion limitation or an exchange cap (see “Conversion Limitation and Exchange Cap” below), the maturity date will automatically be extended until such time as the conversion limitation or exchange cap provision shall not limit the conversion of such note (or, in the case of the exchange cap provision, if such conversion is satisfied in cash in accordance with the terms of the note).

Conversion

All amounts due under the notes are convertible at any time, in whole or in part, at the option of the holders into shares of our common stock at a conversion price which is subject to adjustment as described below.

Conversion Price

The notes are initially convertible into shares of common stock at the initial conversion price of $2.50 per share. The conversion price is subject to adjustment for issuances of securities below the conversion price then in effect and for stock splits, combinations or similar events, and as described below in “Issuance of Other Securities.”

If we fail to timely deliver shares of common stock upon conversion of the notes, we have agreed to pay “buy-in” damages of the converting holder.

Conversion Amount

A “conversion amount” includes the portion of the principal of the note to be converted, redeemed or otherwise and all accrued and unpaid interest and late charges with respect to such principal amount and such interest, if any. The number of shares of common stock issuable upon conversion of any conversion amount shall be determined by dividing (i) such conversion amount by (ii) the conversion price.

Alternate Default Conversion

At any time during the period commencing on the occurrence of an event of default through the later of (a) the twentieth trading day after we give notice to the applicable holder of the occurrence of such event of default and (b) the date of cure of such event of default, a holder may, at the holder’s option, convert all, or any part of, the conversion amount into shares of common stock at the alternate conversion price which shall be the lowest of (i) the applicable conversion price as in effect on the applicable conversion date, and (ii) the lower of (x) $__   (which we refer to herein as the “floor price”), (y) the greater of (A) 80% of the lowest volume-weighted average price (as determined under the notes) of our shares of common stock as of the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, and (B) 80% of the price computed as the quotient of (I) the sum of the volume-weighted average price of the shares of common stock for each of the three trading days with the lowest volume-weighted average price of the shares of common stock during the twenty (20) consecutive trading day period ending and including the trading day immediately preceding the delivery or deemed delivery of the applicable conversion notice, divided by (II) three. The market value of any conversion amount below the floor price will be cash settled at the time of such conversion.

Installment Conversion or Redemption

Commencing on July ___, 2020 and on the first trading day of the month for each month thereafter, and on the maturity date (each such date is referred to herein as an “installment date”), unless deferred or accelerated as described below, we are required to make monthly amortization payments equal to 1/22nd of the initial principal, any accrued and unpaid interest and late charges and any deferred or accelerated amount, of the note (referred to herein as the “installment amount”), which, subject to the satisfaction of certain equity conditions set forth in the notes, shall be satisfied in shares of our common stock, with such installment conversion at a conversion price equal to the lower of (i) the conversion price then in effect and (ii) the greater of (x) the floor price and (y) the lower of (I) the volume weighted average price of our common stock on the trading day immediately before the applicable installment date and (II) 82.5% of the lowest volume weighted average price in the 20 days prior to the installment date or, at our option, may be satisfied in cash at a redemption price equal to 110% of such installment amount, or by any combination of a conversion or a redemption. Shares of our common stock to be issued with respect to any such installment will be predelivered on the 2nd trading day after the applicable installment notice date (as defined in the notes) with a true-up on the applicable installment date. The market value of any installment amount below the floor price will be cash settled on the applicable installment date.

Notwithstanding the foregoing, the holder may, at its sole option, elect to defer any installment amount until a subsequent installment date selected by the holder and may also elect to accelerate the conversion of future installment amounts to the current installment date, so long as such accelerated amount does not exceed four times any applicable installment amount.

Conversion Limitation and Exchange Cap

A holder will not have the right to convert any portion of a note, to the extent that, after giving effect to such conversion, the holder (together with certain related parties) would beneficially own in excess of 4.99% of the shares of our common stock outstanding immediately after giving effect to such conversion. The holder may from time to time increase this limit to 9.99%, provided that any such increase will not be effective until the 61st day after delivery of a notice to us of such increase.

In addition, unless we obtain the approval of our stockholders as required by the Nasdaq Capital Market, we are prohibited from issuing any shares of common stock upon conversion of the notes or otherwise pursuant to the terms of the notes, if the issuance of such shares of common stock would exceed the aggregate number of shares of common stock which we may issue without breaching our obligations under the rules and regulations of the Nasdaq Capital Market (which we estimate to be approximately __ shares of our common stock, representing 20% of our common stock outstanding as of the date of this proxy statement).

Events of Default

Definition of “Events of Default”

The notes include standard customary events of default, including, without limitation (and, where applicable, subject to any cure periods set forth in the notes):

•	suspension of trading of our common stock on the Nasdaq Capital Market;

•	our failure to timely convert the notes;

•	our failure to maintain the required share reserve for the notes;

•	any payment default under the notes or other related transaction documents;

•	any default, redemption or acceleration of $100,000 or more of indebtedness of the Company or any of its subsidiaries;

•	our bankruptcy, insolvency or liquidation (whether voluntary or involuntary);

•	any final judgement for the payment of money aggregating in excess of $100,000 are rendered against the Company and/or any of its subsidiaries (not subject to appeal, indemnity or insurance);

•	breaches of representations, warranties and covenants in the notes or any other transaction documents;

•	occurrence of a material adverse effect on the Company or any of its subsidiaries;

•	if both (x) David Raun ceases to be the chief executive officer of the Company and (y) John Morrison ceases to be the chief financial officer of the Company;

•	any transaction document or security documents fail to be enforceable or, with respect to the security documents, fail or cease to create a separate valid and perfected lien on the collateral; or

•	any material damage to, or loss, theft or destruction of, any of the collateral.

Effect of an Event of Default

If an event of default occurs, a holder may force us to redeem, within a specified time as further described in the notes (regardless of whether such event of default has been timely cured), all or any portion of its note at a price equal to 125% of the greater of (i) the conversion amount being redeemed and (ii) of the market value of the shares of our common stock underlying such conversion amount being redeemed, as determined in accordance with the notes.

Effect of a Bankruptcy Event of Default

Upon any event of default related to our bankruptcy or that of any of our subsidiaries, we are automatically required to pay to the holder an amount in cash representing 125% of all outstanding principal, accrued and unpaid interest and accrued and unpaid late charges on such principal and interest, and any other amounts due under the notes, without the requirement for any notice or demand or other action by the holder or any other person or entity, provided that a holder may, in its sole discretion, at any time waive such right, in whole or in part.

Rights Upon Fundamental Transactions and Change of Control

Fundamental Transactions

The notes prohibit us from entering into a fundamental transaction (as defined in the notes), unless (i) the successor entity assumes in writing all of our obligations under the notes under a written agreement in form and substance satisfactory to the holder and approved by the holder prior to such fundamental transaction and (ii) the successor entity (including its parent entity) is a publicly traded corporation whose common stock is quoted on or listed for trading on an eligible market.

Change of Control

In the event of transactions involving a change of control (as defined in the notes), the holder of a note will have the right to force us to redeem all or any portion of its note at a price equal to the greater of (i) 125% of the amount being redeemed, (ii) 125% of the market value of the shares of our common stock underlying the note, as determined in accordance with the notes, and (iii) 125% of the aggregate cash consideration that would have been payable in respect of the shares of our common stock underlying the note, as determined in accordance with the note.

Purchase Rights

If at any time we grant, issue or sell any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to all or substantially all of the record holders of our shares of common stock, then a holder will be entitled to acquire, upon the terms applicable to such purchase rights, the aggregate purchase rights which the holder could have acquired if the holder had held the number of shares of common stock acquirable upon complete conversion of its note (without taking into account any limitations or restrictions on the convertibility of its note and assuming for such purpose that the note was converted at the alternate conversion price as of the applicable record date) immediately before the date on which a record is taken for the grant, issuance or sale of such purchase rights, or, if no such record is taken, the date as of which the record holders of shares of common stock are to be determined for the grant, issue or sale of such purchase rights.

To the extent that a holder’s right to participate in any such purchase right would result in the holder and certain related parties exceeding the 4.99% collective beneficial ownership cap (referred to herein as the “maximum percentage”), then the holder shall not be entitled to participate in such purchase right to the extent of the maximum percentage and such purchase right to such extent shall be held in abeyance for the benefit of the holder until such time or times, if ever, as its right thereto would not result in the holder and certain related parties exceeding the maximum percentage.

Other Corporate Events

Prior to the completion of any transaction involving a change of control pursuant to which holders of our common stock are entitled to receive securities or other assets with respect to or in exchange for their shares of common stock (referred to herein as a

“corporate event”), we shall make appropriate provision to ensure that the holders of our notes will thereafter have the right to receive upon a conversion of its note, at the holder’s option, (i) in addition to the shares of our common stock receivable upon conversion, such securities or other assets to which the holder would have been entitled with respect to such shares of common stock had such shares of common stock been held by the holder upon the completion of such corporate event (without taking into account any limitations or restrictions on the convertibility of its note) or (ii) in lieu of the shares of our common stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of our common stock in connection with the completion of such corporate event in such amounts as the holder would have been entitled to receive had its note initially been issued with conversion rights for the form of such consideration (as opposed to shares of our common stock) at a conversion rate for such consideration commensurate with the conversion rate under the holder’s note.

Issuance of Other Securities

Adjustment of Conversion Price Upon Future Issuances of Common Stock below the Conversion Price

Other than with respect to certain excluded securities described in the notes, if we grant, issue, sell or enter into any agreement to grant, issue or sell (or are deemed to have issued or sold) any shares of our common stock for a consideration per share less than a price equal to the conversion price in effect immediately prior to such issuance or sale, then, immediately after such issuance or sale, the conversion price then in effect shall be reduced to an amount equal to such new issuance price.

Adjustment of Conversion Price Upon Subdivision to Combination of Common Stock

If we subdivide (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of our outstanding shares of common stock into a greater number of shares, the conversion price in effect immediately prior to such subdivision will be proportionately reduced. If we combine (by any stock split, stock dividend, stock combination, recapitalization or other similar transaction) one or more classes of our outstanding shares of common stock into a smaller number of shares, the conversion price in effect immediately prior to such combination will be proportionately increased.

Adjustments of Conversion Price for Future Variable Transactions

If we sell or issue any securities with variable or “floating” conversion prices based on the market price of our common stock, a holder of a note will have the right thereafter to substitute the variable or “floating” conversion price for the conversion price under the note upon conversion of all or part of its note.

Stock Combination Event Adjustments

In addition to the standard antidilution adjustments, if there occurs any stock split, stock dividend, stock combination recapitalization or other similar transaction involving the common stock and the market price on such event (as determined in accordance with the note) is less than the conversion price then in effect (after giving effect to any adjustments thereto), then on the 16th trading day immediately following such event date, the conversion price then in effect on such 16th trading day (after giving effect to any adjustments thereto) shall be reduced to the event market price. If the adjustment in the immediately preceding sentence would otherwise result in an increase in the conversion price, no adjustment shall be made.

Voluntary Adjustment

Subject to the rules and regulations of the Nasdaq Capital Market, we may at any time, with the prior written consent of the holders of a majority of the conversion shares or any of our capital stock issuable with respect to the conversion shares or the notes at such time (subject to certain exclusions further described in the notes) issued or issuable hereunder or pursuant to the notes, reduce the then current conversion price of each of the notes to any amount and for any period of time deemed appropriate by our board of directors.

Six Month Conversion Price Adjustment

If immediately following the close of business on the six month anniversary of the issuance date of each note, the conversion price then in effect exceeds the market price (defined as 135% of the VWAP on the six month anniversary date), the conversion price under any such note will be automatically lowered to the market price. To the extent the holder of a note delivered one or more conversion notices during the 20 trading day period ending on the six month anniversary of the issuance date of a note, the holder shall be entitled, in addition to the shares of common stock issued or issuable under such conversation notice(s), such additional number of shares taking the market price adjustment into account.

Subsequent Placement Optional Redemption

At any time after the earlier of the date a holder becomes aware of any placement by us of equity or equity-linked securities or the date of consummation of such a placement, the holder will have the right to have us redeem a portion of their note not in excess of the holder’s pro rata portion of 35% of the gross proceeds from such placement at a redemption price of 125% of the greater of (x) the conversion amount subject to redemption and (y) the market value of the shares of our common stock underlying the conversion amount subject to redemption, as determined in accordance with the notes.

Redemptions at Our Election

We shall have the right to redeem all, but not less than all, of the conversion amount then remaining under any outstanding notes at any time at a redemption price equal to 125% of the greater of (x) the conversion amount subject to redemption and (y) the market value of the shares of our common stock underlying the conversion amount subject to redemption, as determined in accordance with the notes.

Covenants

We will be subject to certain customary affirmative and negative covenants regarding the incurrence and rank of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters. We also will be subject to a financial covenant that requires us to maintain available cash in the amount of (i) $2,225,000 commencing on the issuance date through the trading day immediately prior to stockholder approval of this transaction, or (2) $1,500,000 from and after stockholder approval of this transaction, at the end of each fiscal quarter.

Participation Rights

The holders of the notes are entitled to receive any dividends paid or distributions made to the holders of our shares of common stock on an “as if converted to shares of common stock” basis.

To the extent that a holder’s right to participate in any such distributions would result in the holder and certain related parties exceeding the maximum percentage, then the holder shall not be entitled to participate in such distributions to the extent of the maximum percentage and such distributions to such extent shall be held in abeyance for the benefit of the holder until such time or times, if ever, as its right thereto would not result in the holder and certain related parties exceeding the maximum percentage.

Nasdaq Listing Rules

Nasdaq Listing Rule 5635(d)

Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance; or the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

In order to comply with Rule 5635, the number of shares of common stock issuable upon conversion of the Note and our ability to conduct additional closings is limited under the Exchange Cap to not more than 19.9% of our total shares of common stock outstanding immediately prior to consummation of the Closing Date unless or until the stockholders approve this Proposal 3.

We are seeking stockholder approval to issue all shares of common stock upon conversion of the Note in accordance with the terms of the Note, but without regard to the Exchange Cap. If the stockholders approve this Proposal 3, the Exchange Cap in the Note in the SPA will be nullified.

Approval by stockholders of this Proposal 3 may result in an increase in the number of shares that may be issued pursuant to the terms of the Note under the terms of the Note.

Effect of approval of the Note Financing Proposal on our stockholders.

Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities. If the Note Financing Proposal is approved, the Buyer will be more likely to further fund our business which would maximize our potential to obtain up to $2 million in additional cash from the Note Financing.

Such additional funding would provide us with working capital, strengthen our balance sheet (to the extent the Notes are converted) and provide us with additional capital for potential future business opportunities. If the Note Financing Proposal is not approved, we will be unable to obtain the additional $2 million in funding until stockholder approval is obtained for this proposal. Any additional meetings and proxy solicitations may result in additional costs and occupy the time of our management and other employees from our day-to-day business operations.

The failure to obtain stockholder approval of this Proposal 3, which will remove the Exchange Cap, has the potential for future significant adverse consequences to the Company. If we fail to obtain stockholder approval of this Proposal, we are required to seek approval at each annual meeting thereafter until approval is obtained or such date no Notes remain outstanding.

Our failure to obtain stockholder approval for this Proposal has significant adverse consequences for us regarding certain provisions in the Note and SPA. As described below, we are permitted to make payments of principal and interest due under the Note in shares of our common stock provided we satisfy certain conditions. Under the current restriction of the Exchange Cap, we would be unable to make use of this provision and would have to pay the amounts due in cash, which may, at any point, have a significant adverse impact on our business, financial condition and results of operation.

Vote Required

The affirmative vote of the holders of a majority of the total votes cast by the holders of our common stock present virtually or by proxy and entitled to vote at the annual meeting at which a quorum is present will be required for approval of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE NOTE FINANCING PROPOSAL TO APPROVE, TO THE EXTENT REQUIRED BY THE NASDAQ RULE 5635, THE ISSUANCE OF SHARES OF COMMON STOCK OF THE COMPANY UPON CONVERSION OR EXERCISE OR OTHERWISE PURSUANT TO THE TERMS OF THE NOTES.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock, as of March 31, 2020, by:

•	each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of common stock deemed outstanding includes shares issuable upon exercise of stock options or warrants held by the respective person or group that may be exercised or converted within 60 days after March 31, 2020. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after March 31, 2020 are included for that person or group but not for any other person or group.

Applicable percentage ownership is based on 16,476,661shares of common stock outstanding at March 31, 2020.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each person listed on the table is c/o One Stop Systems, Inc., 2235 Enterprise Street, #110, Escondido, CA 92029.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
5% or greater stockholders:
James Reardon (10)	1,283,745	7.8%
Wasatch Advisors, Inc. (11)	1,044,280	6.3%
Bard & Associate (12)	993,196	6.0%

Named Executive Officer and Directors:
Steve Cooper (1)	3,212,675	19.5%
John Reardon (2)	389,732	2.3%
Ken Potashner (3)	406,440	2.4%
Jack Harrison (4)	45,218	*
David Raun (5)	71,863	*
Kimberly Sentovich (6)	7,500	*
Jim Ison (7)	141,769	*
John Morrison (8)	65,321	*
All executive officers and directors as a group (8 persons)(9)	4,340,518	25.3%

(1)

Consists of (i) 3,212,675 shares of common stock held by The Cooper Revocable Trust dated April 25, 2001.  Steve Cooper shares joint voting and investment control of The Cooper Revocable Trust dated April 25, 2001 with his wife Lori Cooper.  On February 15, 2020, Mr. Cooper was terminated as president and chief executive officer and exercised his remaining vested options and was issued vested RSU’s on net exercise after tax basis which resulted in the issuance of 217,539 shares of common stock.  Mr. Cooper serves as a member of the board of directors.

(2)

Consists of (i) 177,862 shares of common stock held by the Reardon Family Trust dated August 31, 2011 of which Mr. Reardon holds joint voting and investment control with his wife Dawn Reardon and (ii) 145,000 shares of common stock that Mr. Reardon has the right to acquire from us within 60 days of March 31, 2020 pursuant to the exercise of stock options, (iii) 66,870 shares of common stock held by The RTC Group, Inc. of which Mr. Reardon exercises sole voting and investment control Mr. Reardon is a member of the board of directors.

(3)

Consists of (i) 101,740 shares of common stock held by Mr. Potashner, (ii) 159,700 shares of common stock that Kenco, Inc. has the right to exercise within 60 days of March 31, 2020 (pursuant to common stock warrants, and (iii) 145,000 shares of common stock that Mr. Potashner has the right to acquire from us within 60 days of March 31, 2020 pursuant to the exercise of stock options. Mr. Potashner has sole voting and investment control over Kenco, Inc. Mr. Potashner is the chairman of the board of directors.
(4)

Consists of (i) 15,451 shares of common stock held by Mr. Harrison, (ii) 10,000 shares of common stock that Mr. Harrison has the right to acquire from us within 60 days of March 31, 2020 pursuant to the exercise of stock options and (iii) 19,767 shares of common stock that Mr. Harrison has the right to exercise within 60 days of March 31, 2020 pursuant to common stock warrants. Mr. Harrison is a member of the board of directors.

(5)

Consists of (i) 47,910 shares of common stock held by Mr. Raun, (ii) 10,000 shares of common stock that Mr. Raun has the right to acquire or receive from us within 60 days of March 31, 2020 pursuant to the exercise of stock options and (iii) 13,953 shares of common stock that Mr. Raun has the right to exercise within 60 days of March 31, 2020 pursuant to common stock warrants. Mr. Raun is interim chief executive officer and a member of the board of directors.

(6)	Consists of 7,500 shares of common stock held by Ms. Sentovich. Ms. Sentovich is a member of the board of directors.
(7)

Consists of (i) 15,974 shares of common stock held by Mr. Ison and (ii) 122,460 shares of common stock and 3,335 RSU’s that Mr. Ison has the right to acquire or receive from us within 60 days of March 31, 2020 pursuant to the exercise of stock options. Mr. Ison is the chief sales and marketing officer for the Company.

(8)	Consists of (i) 46,153 shares of common stock held by Mr. Morrison, (ii) 19,168 of RSU’s that Mr. Morrison has a right to receive. Mr. Morrison is the chief financial officer of the Company.
(9)

Includes (i) 3,678,265 shares beneficially owned by our current named executive officers and directors and (ii) 625,880 shares subject to options, warrants or convertible securities and 22,503 RSU’s that are either exercisable or has a right to receive within 60 days of March 31, 2020, as set forth in the previous footnotes.

(10)

Consists of (i) 1,267,911 shares of common stock and (ii) 15,000 shares of common stock and 834 RSU’s that Mr. James Reardon has the right to acquire or receive  from us within 60 days of March 31, 2020 pursuant to the exercise of stock option. Mr. Reardon is also the President, of CDI a division of the Company.

(11)	Schedule 13G filed with the SEC on February 10, 2020.
(12)	Schedule 13G filed with the SEC on February 7, 2020.

BOARD MATTERS AND CORPORATE GOVERNANCE

Board Composition and Election of Directors

Director Independence

Our board of directors is authorized for seven members, but currently consists of four members with three vacancies Effective as of the date of the Annual Meeting, our board of directors has authorized a reduction in the size of our board of directors to four persons.  Our board of directors has determined that Kenneth Potashner, Kimberly Sentovich, and Jack Harrison are all independent directors in accordance with the listing requirements of The Nasdaq Capital Market. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our board of directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Pursuant to a Form 8-K filed with the Securities and Exchange Commission on February 21, 2020, we disclosed that we were not in compliance with Nasdaq’s majority independent board requirements as a result of the appointment of Mr. Raun, a former independent director, to the role of interim CEO.  We requested and were granted a cure period to regain compliance with this standard, and expect to be back in compliance upon the conclusion of the annual meeting of our stockholders on May 20, 2020.

Board Committees

Our board of directors has established three standing committees – audit, compensation, and nominating and corporate governance – each of which operates under a charter that has been approved by our board of directors. The following table provides information for the current membership for each of the committees of the board of directors:

Name	Audit Committee		Compensation Committee		Nominating Committee and Corporate Governance
Kenneth Potashner	X		X	*	X
Kimberly Sentovich	X	*	X		X
Jack Harrison	X		X		X	*

Audit Committee

The audit committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•	Selecting and retaining (subject to approval by the Company’s stockholders) our independent registered public accounting firm;
•	Setting the compensation of our independent registered public accounting firm;
•	Overseeing the work of our independent registered public accounting firm and pre-approving all audit services they provide;
•	Approving all permitted non-audit services performed by our independent registered public accounting firm;
•	Establishing policies and procedures for engagement of our independent registered public accounting firm for permitted audit and non-audit services;
•	Evaluating the qualifications, independence and performance of our independent registered public accounting firm;
•	Reviewing the design, implementation, adequacy and effectiveness of our internal accounting controls and our critical accounting policies;
•	Discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
•	Reviewing the scope and plan of our independent registered public accounting firm and their effective use of audit resources;

•

Reviewing with management and independent auditors their significant audit findings, and assess the steps that management has taken or proposes to take to minimize significant risks or exposures facing the Company, and periodically review compliance with such steps;

•

Establishing procedures for the Company’s confidential and anonymous receipt, retention and treatment of complaints regarding the Company’s accounting, internal controls and auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

•

Obtaining the advice and assistance, as appropriate, of independent counsel and other advisors as necessary to fulfill the responsibilities of the audit committee, and receive appropriate funding from the Company, as determined by the audit committee, for the payment of compensation to any such advisors;

•

Reviewing, overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; and,

•	Reviewing and evaluating, at least annually, the performance of the audit committee and its members including compliance of the audit committee with its charter.

The members of our audit committee are, Ms. Sentovich, Mr. Potashner and Mr. Harrison.  Ms. Sentovich serves as the chairperson of the committee. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Capital Market. Our board of directors has determined that Ms. Sentovich is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Our board of directors has determined that Ms. Sentovich, Mr. Potashner, and Mr. Harrison are independent under the applicable rules of the SEC and The Nasdaq Capital Market. Under the applicable Nasdaq Capital Market rules, we are permitted to phase in our compliance with the independent audit committee requirements of The Nasdaq Capital Market on the same schedule as we are permitted to phase in our compliance with the independent audit committee requirements pursuant to Rule 10A-3 under the Exchange Act which require: (1) one independent member at the time of listing, (2) a majority of independent members within 90 days of listing and (3) all independent members within one year of listing. We are currently in compliance with Nasdaq rules and Rule 10A-3 due to the fact that all members of our audit committee have been deemed independent by our board of directors. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and The Nasdaq Capital Market. During the year 2019, the audit committee met four times.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of our board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and the effect of any new accounting pronouncements.

The audit committee reviewed with Haskell & White LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards and the matters listed in Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. In addition, the audit committee has discussed with Haskell & White LLP, its independence from management and the Company, has received from Haskell & White LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Haskell & White LLP’s communications with the audit committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

The audit committee met with Haskell & White LLP to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. Haskell & White LLP, as the company’s independent registered public accounting firm, also periodically updates the audit committee about new accounting developments and their potential impact on the Company’s reporting. The audit committee’s meetings with Haskell & White LLP were held with and without management present. The audit committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The audit committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the audit committee has recommended to the Company’s board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

The audit committee and the Company’s board of directors also have recommended, subject to stockholder approval, the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors
Kimberly Sentovich (chairperson)
Jack Harrison Ken Potashner

Compensation Committee

Our compensation committee approves, or recommends to our board of directors, policies relating to compensation and benefits of our officers and employees. The compensation committee approves, or recommends to our board of directors, annual and long-term corporate goals and objectives relevant to the compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives and approves, or recommends to our board of directors, the compensation of these officers based on such evaluations. The compensation committee also approves, or recommends to our board of directors, the issuance of stock options and other awards under our equity plan. The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance by the compensation committee with its charter.

The members of our compensation committee are Mr. Potashner, Mr. Harrison, and Ms. Sentovich. Mr. Potashner serves as the chairperson of the committee. Our board of directors has determined that Mr. Potashner, Mr. Harrison, and Ms. Sentovich are independent under the applicable rules and regulations of The Nasdaq Capital Market and all current members qualify as a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. Our board of directors has determined that each of the members of our compensation committee is an “outside director” as that term is defined in Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, or Section 162(m). Under the applicable Nasdaq Capital Market rules, we are permitted to phase in our compliance with the independent compensation committee requirements of The Nasdaq Capital Market which require: (1) one independent member at the time of listing, (2) a majority of independent members within 90 days of listing and (3) all independent members within one year of listing. We are currently in compliance with Nasdaq rules due to the fact that all members of our compensation committee have been deemed independent by our board of directors. The compensation committee operates under a written charter, which the compensation committee will review and evaluate at least annually. During the year 2019 the compensation committee met three times.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for assisting our board of directors in discharging the board of directors’ responsibilities regarding the identification of qualified candidates to become board members, the selection of nominees for election as directors at our annual meetings of stockholders (or special meetings of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on our board of directors and any committees thereof. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to our board of directors concerning governance matters and oversight of the evaluation of our board of directors.

The members of our nominating and corporate governance committee are Mr. Harrison, Mr. Potashner, and Ms. Sentovich. Mr. Harrison serves as the chairman of the committee. Our board of directors has determined that Mr. Harrison, Mr. Potashner, and Ms. Sentovich are independent under the applicable rules and regulations of The Nasdaq Capital Market relating to nominating and corporate governance committee independence. Under the applicable Nasdaq Capital Market rules, we are permitted to phase in our compliance with the independent nominating and corporate governance committee requirements of The Nasdaq Capital Market which require: (1) one independent member at the time of listing, (2) a majority of independent members within 90 days of listing and (3) all independent members within one year of listing. We are currently in compliance with Nasdaq rules due to the fact that all members of our nominating and corporate governance committee have been deemed independent by our board of directors. The nominating and corporate governance committee operates under a written charter, which the nominating and corporate governance committee will review and evaluate at least annually. During the year 2019, the nominating and corporate governance committee met four times.

Board Leadership Structure

Effective after this 2020 annual shareholder meeting, our board of directors consists of four directors. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.   Our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate to ensure the interests of the Company and its stockholders are best served.

Role of Board in Risk Oversight Process

Our board of directors has responsibility for the oversight of the company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our board of directors to understand the company’s risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee reviews information regarding liquidity and operations, and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our board of directors as a whole.

Board of Directors Meetings

During the year 2019, our board of directors met four times, including telephonic meetings. In that year, each director attended at least 75% of the total number of meetings held during such director’s term of service by the board of directors and each committee of the board of directors on which such director served.

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:

•	Personal and professional integrity, ethics and values;
•	Experience in corporate management, such as serving as an officer or former officer of a publicly-held company;
•	Experience as a board member or executive officer of another publicly-held company;
•	Strong finance experience;
•	Diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;
•	Diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;
•	Experience relevant to our business industry and with relevant social policy concerns; and,
•	Relevant academic expertise or other proficiency in an area of our business operations.

Currently, our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

Communications with our Board of Directors

Stockholders seeking to communicate with our board of directors should submit their written comments to our corporate secretary, One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029. The corporate secretary will forward such communications to each member of our board of directors; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion) or specific committees of the board of directors, as applicable.

Corporate Governance

Our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter and Nominating and Corporate Governance Committee Charter are available, free of charge, on our website at www.ir.onestopsystems.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide a copy of these documents as well as our other corporate governance documents, free of charge, to any stockholder upon written request to One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029.

Directors Compensation

Mr. Cooper, our former president and chief executive officer, received no compensation for his service as a director. The compensation received by Mr. Cooper as an officer is presented in “Executive Compensation – Summary Compensation Table.”

The following table sets forth information for the year ended December 31, 2019, regarding the compensation awarded to, earned by or paid to our non-employee directors who served on our board of directors during 2019.

Name	Fees earned or paid in cash ($)	Stock awards ($)	RSU Awards awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Ken Potashner	$21,000	$-	$18,225	$-	$-	$-	$39,225
Jack Harrison	$21,000	$-	$18,225	$-	$-	$-	$39,225
John Reardon	$21,000	$-	$18,225	$-	$-	$-	$39,225
David Raun	$21,000	$-	$18,225	$-	$-	$-	$39,225
Kimberly Sentovich	$19,250	$-	$18,225	$-	$-	$-	$37,475
Randy Jones (1)	$7,875	$-	$-	$-	$-	$-	$7,875

(1)Mr. Jones elected not to stand for re-election to the board of directors effective May 15, 2019

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Our Executive Officers

The following table sets forth the names, ages, and positions of our executive officers and directors as of March 31, 2020. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs. There are no arrangements or understandings between any director and any other person pursuant to which any director or executive officer was or is to be selected as a director or executive officer, as applicable. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Name	Age	Position
Executive Officers
David Raun	58	Interim Chief Executive Officer
John W. Morrison, Jr.	62	Chief Financial Officer
Jim Ison	50	Chief Sales and Marketing Officer

The biography of David Raun can be found under “Proposal 1 – Election of Directors.”

John W. Morrison, Jr. has served as our Chief Financial Officer since September 1, 2017. Mr. Morrison has been a CPA for more than 30 years with experience in public accounting and all aspects of financial reporting and financing. From June 2014 to September 2017, he served as the chief financial and operations officer for Carol Cole Company. Prior to Carol Cole, he served as a consultant to various private companies regarding their financial and operational affairs. From January 2013 to September 2013 he served as the chief financial officer of Gen-E, an information technology and services company. Mr. Morrison also served as the executive vice president and chief financial and operations officer for the Kelley Blue Book Company for 11 years. He began his career working 15 years for the public accounting firm PricewaterhouseCoopers (now PwC) both in the U.S. and Asia. Mr. Morrison holds a B.S. in accounting and business management and MACC in Accounting from Brigham Young University.

Jim Ison, has been with OSS since 2004 and currently serves as our Chief Sales and Marketing Officer. Mr. Ison has 28 years’ combined experience in the bus-board marketplace and the HPC industry. Prior to joining OSS, he held various sales and marketing positions centered on COTS military and converged communications accounts for Ziatech Corporation and Rittal Corporation. Mr. Ison holds a B.S. in aeronautical engineering from California Polytechnic State University, San Luis Obispo and an MBA from University of Florida.

Overview

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2019, our “named executive officers” and their positions were as follows:

•	Steve Cooper, former President and Chief Executive Officer, terminated as of February 15, 2020
•	John W. Morrison Jr. Chief Financial Officer
•	Jim Ison, Chief Sales and Marketing Officer

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by each individual who served as our principal executive officer at any time in 2019, and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2019.  These individuals are our named executive officers for 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (2)	Total ($)
Steve Cooper (3)	2019	$337,314	$82,201	$72,900	$-	$23,692	$516,107
Former President and Chief Executive Officer	2018	$300,984	$38,523	$125,100	$-	$34,731	$499,338

Jim Ison	2019	$248,852	$30,577	$24,300	$-	$34,689	$338,418
Chief Sales and Marketing Officer	2018	$221,587	$14,799	$41,700	$-	$30,097	$308,183

John W. Morrison Jr.	2019	$270,382	$37,838	$36,450	$-	$35,944	$380,614
Chief Financial Officer	2018	$247,083	$16,131	$413,000	$-	$33,199	$709,413

(1)

Amounts reflect the full grant-date fair value of stock awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to our officers in Note 9 to the audited consolidated financial statements for the year ended December 31, 2019.

(2)	Represents payment of health insurance premiums and 401(k) contributions.
(3)	Mr. Cooper was terminated as President and Chief Executive Officer of the Company on February 15, 2020. He was replaced by interim CEO, David Raun.

Narrative Disclosure to Compensation Tables

Employment Agreements

We have entered into employment agreements with each of our named executive officers (the “Executives”) as of October 1, 2017. Prior to October 1, 2017, we did not have written employment agreements with our executive officers.

Executive Employment Agreement with Steve Cooper

Mr. Cooper is entitled to a base salary of $345,000, as approved by the board of directors on February 13, 2019, and subsequent annual increases as determined by the compensation committee and a target quarterly bonus in the amount of 50% of his quarterly base salary. The target quarterly bonus is based on Mr. Cooper’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Cooper is eligible to participate in our 2017 Equity Incentive Plan subject to the discretion of the board of directors if and when the board of directors determines to make a grant to him.

Under the terms of the employment agreement with Mr. Cooper, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below) at any time other than within three (3) months immediately preceding or twelve (12) months immediately following the effective date of a change in control (as defined below), he is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) severance payments in an aggregate amount up to twelve (12) months of Mr. Cooper’s then-current Base Salary, paid to Mr. Cooper on OSS’s regular paydays until the earlier of (i) the date that is twelve (12) months following his termination or (ii) the date as of which he commences employment with another employer, subject to standard payroll deductions and withholdings; (3) a lump sum payment equal to Mr. Cooper’s then-current target bonus; (4) the continuation of Mr. Cooper’s group health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1986 (“COBRA”) at OSS’s expense for a period of twelve (12) months following the termination date; provided, however, that in the event Mr. Cooper becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately; and (5) the automatic acceleration of the vesting and exercisability of his equity awards and stock options. Mr. Cooper must provide a release and waiver to OSS as a condition of receiving benefits (2)-(5) set forth in this paragraph.

In the event Mr. Cooper’s termination without cause or resignation for good reason occurs within the three (3) months immediately preceding or twelve (12) months immediately following a change in control, he is entitled to the following payments and benefits: (1) a single lump-sum payment in an amount equal to twelve (12) months of Mr. Cooper’s then-current base salary, subject to standard payroll deductions and withholdings, payable within ten (10) business days of the date the release and waiver becomes effective; and (2) provided that Mr. Cooper timely elect such coverage, the continuation of Mr. Cooper’s group health continuation coverage under COBRA at OSS’s expense for a period of twelve (12) months following the termination date; provided, however, that in the event Mr. Cooper becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately; and (3) the vesting of the shares subject to each of Mr. Cooper’s equity awards and stock options shall be accelerated such that one hundred percent (100%) of said shares shall be deemed fully-vested and, if applicable, immediately exercisable effective as of the date of such termination.

If Mr. Cooper’s employment is terminated as a result of his death or following his permanent disability, Mr. Cooper or his estate, as applicable, is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan, expense reimbursement or practice to which he is entitled; (2) a lump sum cash payment in an amount equal to his “earned” bonus for the calendar quarter during which his date of termination occurs calculated as of the date of termination (wherein “earned” means that he has met the applicable bonus metrics as of date of such termination, as determined by the board of directors), prorated for such portion of the calendar quarter during which such termination occurs that has elapsed through the date of termination; and (3) a one-time payment of $500,000. On February 15, 2020, Mr. Cooper was terminated without cause as president and chief executive officer and executed a release and waiver of claims on March 6, 2020.

Executive Employment Agreement with John Morrison

Mr. Morrison is entitled to a base salary of $290,000, as approved by the board of directors on February 10, 2020, and subsequent annual increases as determined by the compensation committee and a target quarterly bonus in the amount of 35% of his quarterly base salary. The target quarterly bonus is based on Mr. Morrison’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Morrison is eligible to participate in our 2017 Equity Incentive Plan subject to the discretion of the board of directors if and when the board of directors determines to make a grant to him.

Under the terms of the employment agreement with Mr. Morrison, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below) at any time other than within three (3) months immediately preceding or twelve (12) months immediately following the effective date of a change in control (as defined below), he is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) severance payments in an aggregate amount up to six (6) months of Mr. Morrison’s then-current Base Salary, paid to Mr. Morrison on OSS’s regular paydays until the earlier of (i) the date that is six (6) months following his termination or (ii) the date as of which he commences employment with another employer, subject to standard payroll deductions and withholdings; (3) a lump sum payment equal to Mr. Morrison’s then-current target bonus; (4) the continuation of Mr. Morrison’s group health continuation coverage under COBRA at OSS’s expense for a period of six (6) months following the termination date; provided, however, that in the event Mr. Morrison becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately; and (5) the automatic acceleration of the vesting and exercisability of his equity awards and stock options. Mr. Morrison must provide a release and waiver to OSS as a condition of receiving benefits (2)-(5) set forth in this paragraph.

In the event Mr. Morrison’s termination without cause or resignation for good reason occurs within the three (3) months immediately preceding or twelve (12) months immediately following a change in control, he is entitled to the following payments and benefits: (1) a single lump-sum payment in an amount equal to six (6) months of Mr. Morrison’s then-current base salary, subject to standard payroll deductions and withholdings, payable within ten (10) business days of the date the release and waiver becomes effective; and (2) provided that Mr. Morrison timely elect such coverage, the continuation of Mr. Morrison’s group health continuation coverage under COBRA at OSS’s expense for a period of six (6) months following the termination date; provided, however, that in the event Mr. Morrison becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately; and (3) the vesting of the shares subject to each of Mr. Morrison’s equity awards and stock options shall be accelerated such that one hundred percent (100%) of said shares shall be deemed fully-vested and, if applicable, immediately exercisable effective as of the date of such termination.

If Mr. Morrison’s employment is terminated as a result of his death or following his permanent disability, Mr. Morrison or his estate, as applicable, is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan, expense reimbursement or practice to which he is entitled; and (2) a lump sum cash payment in an amount equal to his “earned” bonus for the calendar quarter during which his date of termination occurs calculated as of the date of termination (wherein “earned” means that he has met the applicable bonus metrics as of date of such termination, as determined by the board of directors), prorated for such portion of the calendar quarter during which such termination occurs that has elapsed through the date of termination.

Executive Employment Agreement with Jim Ison

Mr. Ison is entitled to a base salary of $275,000, as approved by the board of directors on February 10, 2020, and subsequent annual increases as determined by the compensation committee and a target quarterly bonus in the amount of 25% of his quarterly base salary. The target quarterly bonus is based on Mr. Ison’s performance, as determined by the board of directors in its sole discretion, against fundamental corporate and/or individual objectives to be determined by the board of directors. Mr. Ison is eligible to participate in our 2017 Equity Incentive Plan subject to the discretion of the board of directors if and when the board of directors determines to make a grant to him.

Under the terms of the employment agreement with Mr. Ison, if we terminate his employment without cause (as defined below) or he resigns for good reason (as defined below) at any time other than within three (3) months immediately preceding or twelve (12) months immediately following the effective date of a change in control (as defined below), he is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which he is entitled; (2) severance payments in an aggregate amount up to six (6) months of Mr. Ison’s then-current Base Salary, paid to Mr. Ison on OSS’s regular paydays until the earlier of (i) the date that is six (6) months following his termination or (ii) the date as of which he commences employment with another employer, subject to standard payroll deductions and withholdings; (3) a lump sum payment equal to Mr. Ison’s then-current target bonus; (4) the continuation of Mr. Ison’s group health continuation coverage under COBRA at OSS’s expense for a period of six (6) months following the termination date; provided, however, that in the event Mr. Ison becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately; and (5) the automatic acceleration of the vesting and exercisability of his equity awards and stock options. Mr. Ison must provide a release and waiver to OSS as a condition of receiving benefits (2)-(5) set forth in this paragraph.

In the event Mr. Ison’s termination without cause or resignation for good reason occurs within the three (3) months immediately preceding or twelve (12) months immediately following a change in control, he is entitled to the following payments and benefits: (1) a single lump-sum payment in an amount equal to six (6) months of Mr. Ison’s then-current base salary, subject to standard payroll deductions and withholdings, payable within ten (10) business days of the date the release and waiver becomes effective; and (2) provided that Mr. Ison timely elect such coverage, the continuation of Mr. Ison’s group health continuation coverage under COBRA at OSS’s expense for a period of six (6) months following the termination date; provided, however, that in the event Mr. Ison becomes eligible for comparable group insurance coverage in connection with new employment, such COBRA premium payments by OSS shall terminate immediately; and (3) the vesting of the shares subject to each of Mr. Ison’s equity awards and stock options shall be accelerated such that one hundred percent (100%) of said shares shall be deemed fully-vested and, if applicable, immediately exercisable effective as of the date of such termination.

If Mr. Ison’s employment is terminated as a result of his death or following his permanent disability, Mr. Ison or his estate, as applicable, is entitled to the following payments and benefits: (1) his fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan, expense reimbursement or practice to which he is entitled; and (2) a lump sum cash payment in an amount equal to his “earned” bonus for the calendar quarter during which his date of termination occurs calculated as of the date of termination (wherein “earned” means that he has met the applicable bonus metrics as of date of such termination, as determined by the board of directors), prorated for such portion of the calendar quarter during which such termination occurs that has elapsed through the date of termination.

Defined Terms Applicable to Executive Employment Agreements

For purposes of executive employment agreements, “change in control” shall mean:

(i) The direct or indirect sale or transfer, in a single transaction or a series of related transactions, by the stockholders of the Company of voting securities, in which the holders of the outstanding voting securities of the Company immediately prior to such transaction or series of transactions hold, as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power all outstanding voting securities of the Company or of the acquiring entity immediately after such transaction or series of related transactions;

(ii) A merger or consolidation in which the Company is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such merger or consolidation hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity (or the parent of the surviving entity) immediately after such merger or consolidation;

(iii) A reverse merger in which the Company is the surviving entity but in which the holders of the outstanding voting securities of the Company immediately prior to such merger hold as a result of holding Company securities prior to such transaction, in the aggregate, securities possessing less than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Company or of the acquiring entity immediately after such merger;

(iv) The sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company, except for a transaction in which the holders of the outstanding voting securities of the Company immediately prior to such transaction(s) receive as a distribution with respect to securities of the Company, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the acquiring entity immediately after such transaction(s); or

(v) Any time individuals who, on the date this Plan is adopted by the board of directors, are members of the board of directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the input/output; provided, however, that if the appointment or election (or nomination for election) of any new board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of the executive employment agreements, “cause” means as determined in the sole discretion of the board of directors following written notice of the condition(s) believed to constitute cause, which notice shall briefly describe such condition(s), one or more of the following condition(s): (i) Executive’s failure to substantially perform Executive’s job duties (other than any such failure resulting from Executive’s incapacity due to physical or mental illness or any such actual or anticipated failure after his issuance of written notice of the occurrence of an event alleged by Executive to constitute good reason); (ii) Executive’s failure to comply with all material applicable laws in performing Executive’s job duties or in directing the conduct of OSS’s business; (iii) Executive’s commission of any felony or intentionally fraudulent acts against OSS, its affiliates, executives, agents or customers; (iv) Executive’s participation in any activity that is directly competitive with or intentionally injurious to OSS or any of its affiliates or which violates the terms of Executive’s proprietary information and inventions agreement; (iv) Executive’s material breach of the terms of Executive’s proprietary information and inventions agreement; (v) Executive’s commission of any act of fraud, embezzlement or dishonesty against OSS or any of its affiliates, or use or intentional appropriation for Executive’s personal use or benefit of any funds or material properties of OSS or any of its affiliates not authorized by the board of directors to be so used or appropriated; (vi) Executive’s breach of any material provision of the employment agreement; and (vii) Executive’s gross negligence, insubordination or material violation of any duty of loyalty to OSS or any other demonstrable material misconduct on the part of Executive; provided, however, that, termination by OSS under subsections (i) or (vi) of this Section 3.8(c), shall only be deemed for “cause” pursuant to the foregoing definition if Executive fails to remedy such condition(s) within thirty (30) days following delivery of the notice of termination for cause.

For purposes of the executive employment agreements, “good reason” means the occurrence of any of the following events without Executive’s consent: (i) a material adverse change in Executive’s duties, authority or responsibilities relative to the duties, authority or responsibilities in effect immediately prior to such reduction, or, as it relates to Mr. Cooper, the removal of Executive as chief executive officer of OSS; provided, however, that a reduction in duties, position or responsibilities solely by virtue of OSS being acquired and made part of a larger entity (as, for example, when Executive retains a similar position with a subsidiary of the acquiring entity following a change in control, but Executive does not hold the same position in the acquiring entity) shall not constitute “good reason;” and, provided, further that Executive’s removal from the board of directors shall not constitute “good reason;” (ii) a material diminution in Executive’s base compensation; or (iii) a material breach by OSS of its obligations under this Agreement; provided, however, that, such termination by Executive shall only be deemed for “good reason” pursuant to the foregoing definition if: (A) Executive gives OSS written notice of Executive’s intent to terminate for good reason within sixty (60) days following the first occurrence of the condition(s) that Executive believes constitute(s) good reason, which notice shall describe such condition(s); (B) OSS fails to remedy such condition(s) within thirty (30) days following receipt of the written notice (the “Cure Period”); and (C) Executive voluntarily terminates Executive’s employment within sixty (60) days following the end of the Cure Period.

Annual Cash Bonus

For 2019 and 2018, Mr. Cooper, Mr. Ison and Mr. Morrison were eligible for bonuses. The executives’ bonuses for 2019 and 2018 were determined at the discretion of our board of directors based on its assessment of our corporate performance. Based on this assessment, our board of directors determined to award and pay Mr. Cooper a bonus of $81,869 and $38,523 for 2019 and 2018, respectively representing 24.3% and 12.8% of his paid salary for 2019 and 2018; Mr. Ison a bonus of $30,060 and $14,799, representing 12.3% and 6.6% of his paid salary for 2019 and 2018, respectively and Mr. Morrison received a bonus of $37,326 and $16,131, of his paid salary representing 14.0% and 6.5% for 2019 and 2018, respectively.

Equity Compensation

We primarily offer restricted stock units (RSUs) and stock options to our named executive officers as the long-term incentive component of our compensation program. Our RSUs or stock options allow employees to either receive shares when vested or purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, the RSU’s and stock options we grant vest over three years, subject to the employee’s continued employment with us on the vesting date.

On April 11, 2018, Mr. Cooper received a restricted stock unit (RSU’s) grant of 30,000 shares of our common stock.   The RSU’s vest over three years, with equal quarterly installments over a period of three years, subject to his continued employment with us on each vesting date.

On February 13, 2019, Mr. Cooper received a restricted stock unit (RSU’s) grant of 30,000 shares of our common stock.   The RSU’s vest over three years, with equal quarterly installments over a period of three years, subject to his continued employment with us on each vesting date.

On April 11, 2018, Mr. Ison received a restricted stock unit (RSU’s) grant of 10,000 shares of our common stock.   The RSU’s vest over three years, with equal quarterly installments over a period of three years, subject to his continued employment with us on each vesting date.

On February 13, 2019, Mr. Ison received a restricted stock unit (RSU’s) grant of 15,000 shares of our common stock.   The RSU’s vest over three years, with equal quarterly installments over a period of three years, subject to his continued employment with us on each vesting date.

On February 10, 2020, Mr. Ison received a restricted stock unit (RSU’s) grant of 15,000 shares of our common stock.   The RSU’s vest over three years, with equal semi-annual installments over a period of three years, subject to his continued employment with us on each vesting date.

On April 11, 2018, Mr. Morrison received a restricted stock unit (RSU’s) grant of 50,000 shares of our common stock.   The RSU’s vests over three years, with 1/3 of the shares subject to the option vested upon the anniversary of the date of initial employment and the remainder vesting in equal quarterly installments over a period of two years thereafter, subject to his continued employment with us on each vesting date.

On July 2, 2018, Mr. Morrison received a restricted stock unit (RSU’s) grant of 50,000 shares of our common stock.   The RSU’s vests over three years, with 1/3 of the shares subject to the option vested upon the anniversary of the date of initial employment and the remainder vesting in equal quarterly installments over a period of two years thereafter, subject to his continued employment with us on each vesting date.

On February 13, 2019, Mr. Morrison received a restricted stock unit (RSU’s) grant of 15,000 shares of our common stock.   The RSU’s vest over three years, with equal quarterly installments over a period of three years, subject to his continued employment with us on each vesting date.

On February 10, 2020, Mr. Morrison received a restricted stock unit (RSU’s) grant of 15,000 shares of our common stock.   The RSU’s vest over three years, with equal semi-annual installments over a period of three years, subject to his continued employment with us on each vesting date.

Stock awards granted to our named executive officers may be subject to accelerated vesting in certain circumstances. For additional discussion, please see “– Employment Agreements” above and “– Change in Control Benefits” below.

Prior to our initial public offering, we adopted a 2017 Equity Incentive Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our company and certain of its affiliates and to enable our company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. For additional information about the 2017 Equity Incentive Plan, please see the section titled “Incentive Award Plans” below.

Other Elements of Compensation

Retirement Plans

We have a 401(k) retirement plan. Under the terms of the plan, eligible employees may defer up to 20% of their pre-tax earnings, subject to the Internal Revenue Service annual contribution limit. Additionally, the Plan allows for discretionary matching contributions by us. In 2019 and 2018, the matching contribution was increased to 100% of the employee’s contribution up to a maximum of 5% of the employee’s annual compensation.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans which include health, vision, dental and life insurance and our 401(k) plan.

Change in Control Benefits

Our named executive officers may become entitled to certain benefits or enhanced benefits in connection with a change in control of our company. Each of our named executive officers’ employment agreements entitles them to accelerated vesting of all outstanding equity awards, as well as certain other benefits, upon a change in control of our company. For additional discussion, please see “Employment Agreements” above.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2019.

	Option Awards						Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity Incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity Incentive plan awards: Market or payout value of unearned share, units or other right that have not vested ($)
Steve Cooper(1)	12/7/2011	200,000			$0.76	12/6/2021
	1/18/2012	100,000			$0.76	1/17/2022
	7/16/2014	180,000			$0.46	7/15/2024
	4/2/2016	90,000		-	$1.08	4/1/2026
	4/18/2017	37,500		7,500	$1.95	4/17/2027
	4/11/2018					4/10/2028	15,000	30,300
	2/13/2019					2/13/2019	25,000	50,500

	10/1/2012	27,460			$0.76	9/30/2022
Jim Ison	7/16/2014	50,000			$0.46	7/15/2024
	4/2/2016	25,000			$1.08	4/1/2026
	4/18/2017	16,666		3,334	$1.95	4/17/2027
	4/11/2018					4/10/2028	5,002	10,104
	2/13/2019					2/13/2019	8,333	16,833

	4/11/2018					4/10/2028	12,500	25,250
John W. Morrison Jr.	7/2/2018					7/1/2028	12,500	25,250
	2/13/2019					2/13/2019	12,500	25,250

(1)  Mr. Cooper was terminated as President and Chief Executive Officer, February 17, 2020.  He was replaced by David Raun as interim CEO on February 17, 2020.

Stock Option Plans

2017 Equity Incentive Plan

Our board of directors adopted our 2017 Equity Incentive Plan on October 10, 2017 (the “2017 Plan”). Our 2017 Plan allows for the grant of a variety of equity vehicles to provide flexibility in implementing equity awards, including incentive stock options, non-qualified stock options, restricted stock grants, unrestricted stock grants and restricted stock units.

Authorized Shares.    A total of 1,500,000 shares of common stock were authorized under the 2017 Plan.

Plan Administration.    As permitted by the terms of the 2017 Plan, the board of directors has delegated administration of the 2017 Plan to the compensation committee. As used herein with respect to the 2017 Plan, the “Board of Directors” refers to any committee the Board of Directors appoints as well as to the Board of Directors itself. Subject to the provisions of the 2017 Plan, the Board of Directors has the power to construe and interpret the 2017 Plan and awards granted under it and to determine the persons to whom and the dates on which awards will be granted, the number of shares of common stock to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. Subject to the limitations set forth below, the Board of Directors will also determine the exercise price of options granted under the 2017 Plan and, with the consent of any adversely affected option holder, may reduce the exercise price of any outstanding option, cancel an outstanding option in exchange for a new option covering the same or a different number of shares of common stock or another equity award or cash or other consideration, or any other action that is treated as a repricing under generally accepted accounting principles. All decisions, determinations and interpretations by the Board of Directors regarding the 2017 Plan shall be final and binding on all participants or other persons claiming rights under the 2017 Plan or any award.

Options.     Options granted under the 2017 Plan may become exercisable in cumulative increments (“vest”) as determined by the Board of Directors. Such increments may be based on continued service to the Company over a certain period of time, the occurrence of certain performance milestones, or other criteria. Options granted under the 2017 Plan may be subject to different vesting terms. The Board of Directors has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2017 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase unvested shares, generally at their exercise price, should the participant’s service terminate before vesting. To the extent provided by the terms of an option, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the participant, or by such other method as may be set forth in the option agreement. The maximum term of options under the 2017 Plan is 10 years, except that in certain cases the maximum term of certain incentive stock options is five years. Options under the 2017 Plan generally terminate three months after termination of the participant’s service. Incentive stock options are not transferable except by will or by the laws of descent and distribution, provided that a participant may designate a beneficiary who may exercise an option following the participant’s death. Nonstatutory stock options are transferable to the extent provided in the option agreement.

Stock Bonuses and Restricted Stock Awards.    Subject to certain limitations, the consideration, if any, for restricted stock unit awards must be at least the par value of our common stock. The consideration for a stock unit award may be payable in any form acceptable to the Board of Directors and permitted under applicable law. The Board of Directors may impose any restrictions or conditions upon the vesting of restricted stock unit awards, or that delay the delivery of the consideration after the vesting of stock unit awards, that it deems appropriate. Restricted stock unit awards are settled in shares of the Company’s common stock. Dividend equivalents may be credited in respect of shares covered by a restricted stock unit award, as determined by the Board of Directors. At the discretion of the Board of Directors, such dividend equivalents may be converted into additional shares covered by the restricted stock unit award. If a restricted stock unit award recipient’s service relationship with the Company terminates, any unvested portion of the restricted stock unit award is forfeited upon the recipient’s termination of service.

Certain Adjustments.    Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, recapitalization, reincorporation, reclassification, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, or a change in corporate structure may change the type(s), class(es) and number of shares of common stock subject to the 2017 Plan and outstanding awards. In that event, the 2017 Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the 2017 Plan and the Section 162(m) Limitation, and outstanding awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such awards.

2015 Stock Option Plan

Our board of directors adopted, and our stockholders approved, our 2015 Stock Option Plan in December 2015 (the “2015 Plan”). Our 2015 Plan allows for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options to our employees, directors and consultants and our parent and subsidiary corporations’ employees, directors and consultants.

Authorized Shares.    A total of 1,500,000 shares of common stock were authorized for grant under the 2015 Plan. Our 2015 Plan was terminated by the board of directors on October 10, 2017, and accordingly, no shares are available for issuance under the 2015 Plan. Our 2015 Plan will continue to govern outstanding awards granted thereunder.

Plan Administration.    Our board of directors or a committee of our board (the administrator) administers our 2015 Plan. Subject to the provisions of the 2015 Plan, the administrator has the full authority and discretion to take any actions it deems necessary or advisable for the administration of the 2015 Plan. The administrator has the power to construe and interpret the terms of our 2015

Plan and awards granted under it, to prescribe, amend and rescind rules relating to our 2015 Plan, including rules and regulations relating to sub-plans, and to determine the terms and conditions of the awards, including the exercise price, the number of shares of our common stock subject to each such award, any vesting acceleration or waiver of forfeiture restrictions, and any restrictions or limitations regarding awards or the shares relating thereto. All decisions, interpretations and other actions of the administrator are final and binding on all participants in the 2015 Plan.

Options.     Stock options may be granted under our 2015 Plan. The exercise price per share of all options must equal at least 100% of the fair market value per share of our common stock on the date of grant, as determined by the administrator. The term of a stock option may not exceed 10 years. With respect to any participant who owns 10% of the voting power of all classes of our outstanding stock as of the grant date, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price per share of such incentive stock option must equal at least 110% of the fair market value per share of our common stock on the date of grant, as determined by the administrator.

After termination of an employee, director or consultant, he or she may exercise his or her option for the period of time as specified in the applicable option agreement. If termination is due to death or disability, the option generally will remain exercisable for at least twelve months. In all other cases, the option will generally remain exercisable for at least 90 days. However, an option generally may not be exercised later than the expiration of its term.

Transferability of Options.    Unless our administrator provides otherwise, our 2015 Plan generally does not allow for the transfer or assignment of options, except by will or by the laws of descent and distribution.

Certain Adjustments.    In the event of certain changes in our capitalization, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan, the administrator will adjust the number and class of shares that may be delivered under our 2015 Plan and/or the number, class and price of shares covered by each outstanding award.

2011 Stock Option Plan

Our board of directors adopted, and our stockholders approved, our 2011 Stock Option Plan in December 2011 (the “2011 Plan”). Our 2011 Plan allows for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options to our employees, directors and consultants and our parent and subsidiary corporations’ employees, directors and consultants.

Authorized Shares.  A total of 1,500,000 shares of common stock were authorized for grant under the 2011 Plan. Our 2011 Plan was terminated by the board of directors on October 10, 2017, and accordingly, no shares are available for issuance under the 2011 Plan. Our 2011 Plan will continue to govern outstanding awards granted thereunder.

Plan Administration.  Our board of directors administers our 2011 Plan. Subject to the provisions of the 2011 Plan, the board of directors has the full authority and discretion to take any actions it deems necessary or advisable for the administration of the 2011 Plan. The board of directors has the power to construe and interpret the terms of our 2011 Plan and awards granted under it, to prescribe, amend and rescind rules relating to our 2011 Plan, including rules and regulations relating to sub-plans, and to determine the terms and conditions of the awards, including the exercise price, the number of shares of our common stock subject to each such award, any vesting acceleration or waiver of forfeiture restrictions, and any restrictions or limitations regarding awards or the shares relating thereto. All decisions, interpretations and other actions of the board of directors are final and binding on all participants in the 2011 Plan.

Options.  Stock options may be granted under our 2011 Plan. The exercise price per share of all options must equal at least 100% of the fair market value per share of our common stock on the date of grant, as determined by the board of directors. The term of a stock option may not exceed 10 years. With respect to any participant who owns 10% of the voting power of all classes of our outstanding stock as of the grant date, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price per share of such incentive stock option must equal at least 110% of the fair market value per share of our common stock on the date of grant, as determined by the board of directors.

After termination of an employee, director or consultant, he or she may exercise his or her option for the period of time as specified in the applicable option agreement. If termination is due to death or disability, the option generally will remain exercisable for at least twelve months. In all other cases, the option will generally remain exercisable for at least 90 days. However, an option generally may not be exercised later than the expiration of its term.

Transferability of Options.   Unless our board of directors provides otherwise, our 2011 Plan generally does not allow for the transfer or assignment of options, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the board of directors, in its discretion, a nonstatutory option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act.

Certain Adjustments.   In the event of certain changes in our capitalization, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2011 Plan, the board of directors will adjust the number and class of shares that may be delivered under our 2 Plan and/or the number, class and price of shares covered by each outstanding award.

2000 Stock Option Plan

Our board of directors adopted, and our stockholders approved, our 2000 Stock Option Plan (the “2000 Plan”). Our 2000 Plan allows for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and our parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options to our employees, directors and consultants and our parent and subsidiary corporations’ employees, directors and consultants.

Authorized Shares.    A total of 1,500,000 shares of common stock were authorized for grant under the 2000 Plan. In November 2008, the 2000 Plan was increased to allow for an aggregate of 3,000,000 shares authorized under the plan. Our 2000 Plan expired on its terms in 2010, and accordingly, no shares are available for issuance under the 2000 Plan. Our 2000 Plan will continue to govern outstanding awards granted thereunder.

Plan Administration.    Our board of directors administers our 2000 Plan. Subject to the provisions of the 2000 Plan, the board of directors has the full authority and discretion to take any actions it deems necessary or advisable for the administration of the 2000 Plan. The board of directors has the power to construe and interpret the terms of our 2000 Plan and awards granted under it, to prescribe, amend and rescind rules relating to our 2000 Plan, including rules and regulations relating to sub-plans, and to determine the terms and conditions of the awards, including the exercise price, the number of shares of our common stock subject to each such award, any vesting acceleration or waiver of forfeiture restrictions, and any restrictions or limitations regarding awards or the shares relating thereto. All decisions, interpretations and other actions of the board of directors are final and binding on all participants in the 2000 Plan.

Options.     Under the 2000 Plan, the exercise price per share of all options must equal at least 100% of the fair market value per share of our common stock on the date of grant, as determined by the board of directors. The term of a stock option may not exceed 10 years. With respect to any participant who owns 10% of the voting power of all classes of our outstanding stock as of the grant date, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price per share of such incentive stock option must equal at least 110% of the fair market value per share of our common stock on the date of grant, as determined by the board of directors.

After termination of an employee, director or consultant, he or she may exercise his or her option for the period of time as specified in the applicable option agreement. If termination is due to death or disability, the option generally will remain exercisable for at least twelve months. In all other cases, the option will generally remain exercisable for at least 90 days. However, an option generally may not be exercised later than the expiration of its term.

Transferability of Options.    Unless our board of directors provides otherwise, our 2000 Plan generally does not allow for the transfer or assignment of options, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the board of directors, in its discretion, a nonstatutory option shall be assignable or transferable subject to the applicable limitations, if any, described in Rule 701 under the Securities Act.

Certain Adjustments.    In the event of certain changes in our capitalization, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan, the board of directors will adjust the number and class of shares that may be delivered under our 2000 Plan and/or the number, class and price of shares covered by each outstanding award.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

We describe below the transactions and series of similar transactions, since January 1, 2017, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•

any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements with directors and executive officers, which are described where required under the section above titled “Executive Compensation.”

SkyScale Joint Venture

On April 6, 2017, OSS and Jacoma Investments, LLC, an entity controlled by our board member Jack Harrison, formed a joint venture named SkyScale, LLC in the State of California. In accordance with the terms of the joint venture, Jacoma Investments, LLC agreed to contribute $750,000 in capital and OSS agreed to contribute $750,000 in the form of credits to purchase equipment, personnel or support services from OSS. Each party received a 50% membership interest in the joint venture. The purpose of SkyScale, LLC was to engage in the business of providing high performance computing capabilities as cloud services. This joint venture is currently winding down and is being accounted for as a discontinued operation.  On December 31, 2018, as a result of changes in the competitive landscape and downward pressure on pricing from large competitors, the members to the SkyScale joint venture agreement agreed to begin the dissolution of SkyScale which dissolution was completed in 2019.

Convertible Note and Warrant Financing

In April 2019, certain members of the Company’s Board of Directors have executed definitive agreements to commit funds of up to $4,000,000 as a credit facility. The Company initially borrowed $1,150,000 from members of the Board of Directors for a two year period at an interest rate of 9.5% which requires the Company to make monthly principal and interest payment of $52,900 per month. In connection with these loans, the Company issued the note holders warrants to purchase shares of the Company’s common stock equal to 10% of the original principal as a price per share equal to $2.15 per share.  Accordingly, the Company issued to the note holders warrants to purchase 53,490 share of the Company’s common stock.  The relative fair value of the warrants issued was $46,121.

Management Services Agreement

Effective August 1, 2016, we entered into a management services agreement with a company owned by the former chief executive officer of Magma. The agreement called for payments of $180,000 per year for the first two years paid in monthly installments. In the third year, the amount was reduced to $37,500 for the year paid in monthly installments. Additionally, we granted 30,000 nonstatutory stock options in conjunction with execution of this agreement with an exercise price of $1.78 per share. Payments for the year ended December 31, 2019 and 2018 were $21,875 and $120,625, respectively.

Investors’ Rights Agreement

We entered into a second amended and restated investors’ rights agreement in January 2007 with the holders of our preferred stock, including entities with which certain of our directors are affiliated. This agreement provides for certain rights relating to the registration of their shares of common stock issuable upon conversion of their preferred stock, a right of first refusal for certain holders of preferred stock to purchase future securities sold by us and certain additional covenants made by us. Except for the registration rights (including the related provisions pursuant to which we have agreed to indemnify the parties to the investors’ rights agreement), all rights under this agreement terminated upon closing of our initial public offering. The registration rights will continue and will terminate two years following the closing of  our initial public offering, or for any particular holder with registration rights, at such time when such holder may sell all of such shares pursuant to Rule 144(b)(1) under the Securities Act. Our common holders also have certain rights to “piggyback” onto the registration rights provided to our former holders of preferred stock. See “Description of Capital Stock—Registration Rights” for additional information. On August 31, 2018, the Company entered into a Piggyback Registration Rights Agreement with James M. Reardon which affords the Mr. Reardon the opportunity to include in the filing of any Registration Statement all or any part of the registrable securities held by Mr. Reardon.

Personal Guarantees of Former Chief Executive Officer

Steve Cooper, who served as our CEO until February 15, 2020, personally guaranteed (by himself personally and/or via family trust) certain loans and lines of credit held by the Company.  Mr. Cooper has personally guaranteed indebtedness owed by the Company pursuant to certain business loans, including related party debt owed to Kenco, Inc. (beneficially owned by our director

Kenneth Potashner) and Tim Rueth (stockholder), and also a revolving line of credit with Bank of the West.  Proceeds received from our initial public offering were used to retire these debt obligations and as of March 2, 2018, the line of credit with Bank of the West was cancelled by the Company, which released Mr. Cooper from such personal guarantees.

Executive Compensation and Employment Arrangements

Please see “Executive Compensation” for information on compensation arrangements with our executive officers and agreements with our executive officers containing compensation and termination provisions, among others.

Director and Officer Indemnification and Insurance

We will enter into indemnification agreements with each of our directors and executive officers, and we maintain directors’ and officers’ liability insurance. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances. For further information, see “Executive Compensation—Limitations of Liability and Indemnification Matters.”

Policies and Procedures Regarding Related Party Transactions

Our board of directors has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of 10% or more of our common stock, or reporting persons, are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of our common stock. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended December 31, 2019, all executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements, other than each of Kimberly Sentovich, Barbara D’Amato, John Morrison, Jim Ison and Josef Bressner filed one (1) late report; John Reardon, Randy Jones and James Reardon filed two (2) late reports; David Raun filed three (3) late reports; Ken Potashner, Jack Harrison and Steve Cooper each filed four (4) late reports.  There were no known failures to file a required form.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2021 must be received by us no later than December 15, 2020, which is 120 days prior to the  anniversary of the mailing date of this proxy, in order to be included in our proxy statement and form of proxy relating to that meeting, unless the date of the 2021 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2020 annual meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement.

In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice meet the requirements in our amended and restated bylaws and must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting.  Therefore, to be presented at our 2021 annual meeting of stockholders, such a proposal must be received by us no earlier than December 15, 2020 and no later than January 15, 2021.  However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting and the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2021 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2019 will be mailed to stockholders of record on or about April      , 2020. Our Annual Report on Form 10-K does not constitute, and should not be considered, a part of this proxy solicitation material.

Any person who was a beneficial owner of our common stock on the record date may request a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our company at such date. Requests should be directed to One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029, Attention: Corporate Secretary.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING THE SAME ADDRESS

The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of our proxy statement and annual report. If you would like to opt out of this practice for future mailings and receive separate proxy statements and annual reports for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement or annual report without charge by sending a written request to One Stop Systems, Inc., 2235 Enterprise Street #110, Escondido, CA 92029, Attention: Corporate Secretary or by calling (760) 745-9883. We will promptly send additional copies of the proxy statement or annual report upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of the proxy statement or annual report can request delivery of a single copy of the proxy statement or annual report by contacting their broker, bank or other intermediary or sending a written request to One Stop Systems, Inc. at the address above or by calling (760) 745-9883.

OTHER MATTERS

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the annual meeting. If, however, any other business is properly brought before the annual meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to complete, sign and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,
/s/ David Raun
David Raun
Interim Chief Executive Officer

April 20, 2020

APPENDIX A

ANNUAL MEETING OF ONE STOP SYSTEMS, INC.

Annual Meeting of One Stop Systems, Inc. to be held on Wednesday, MAY 20, 2020  for Holders as of MARCH 23, 2020  This proxy is being solicited on behalf of the Board of Directors  Date: MAY 20, 2020  Time: 11:00 A.M. (Local Time)  Place: Annual meeting to be held live via the Internet - please visit  www.proxydocs.com/OSS for more details  Please separate carefully at the perforation and return just this portion in the envelope provided.  VOTE BY:   INTERNET  TELEPHONE  Please make your marks like this: Use dark black pencil or pen only  Call  Go To  www.proxypush.com/OSS  • Cast your vote online.  • View Meeting Documents.  866-430-8284  Board of Directors Recommends a Vote FOR proposals 1, and 2.  • Use any touch-tone telephone.  • Have your Proxy Card/Voting Instruction Form ready.  • Follow the simple recorded instructions.  OR  1: Election of Directors  Directors  Recommend  For   Withhold   MAIL  01 Kenneth Potashner  02 Kimberly Sentovich  03 David Raun  04 Jack Harrison  For  • Mark, sign and date your Proxy Card/Voting Instruction Form.  • Detach your Proxy Card/Voting Instruction Form.  • Return your Proxy Card/Voting Instruction Form in the  postage-paid envelope provided.  OR  For  For  For  The undersigned hereby appoints David Raun and John Morrison, and each or either of them, as the true and  lawful attorneys and proxies of the undersigned, with full power of substitution and revocation, and authorizes them,  and each of them, to vote, as directed herein, all the shares of capital stock of One Stop Systems, Inc. which the  undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon  such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority  upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before  the meeting and revoking any proxy heretofore given.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS  GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1, FOR THE PROPOSALS  IN ITEMS 2 AND 3 AND IN THE DISCRETION OF THE PROXY AS TO SUCH OTHER MATTERS AS MAY  PROPERLY COME BEFORE THE MEETING.  All votes must be received by 11:59 P.M., Eastern Time, MAY 19, 2020.   For Against Abstain  2: The ratification of the selection of  Haskell & White LLP as our independent  registered public accounting firm for the  fiscal year ending December 31, 2020.  For   For Against Abstain  3: To the extent required by Nasdaq Listing Rule 5635, to approve the issuance of shares  of common stock of the Company upon  conversion or exercise or otherwise pursuant  to the terms of the senior secured convertible  notes issued to institutional investors dated  April 20, 2020.  For  PROXY TABULATOR FOR  ONE STOP SYSTEMS, INC.  P.O. BOX 8016  CARY, NC 27512-9903  4: To consider and act upon any other matters   which may properly come before the meeting   or any adjournment or postponement thereof.  Authorized Signatures - This section must be completed for your Instructions to be executed.   Please Sign Here Please Date Above   Please Sign Here Please Date Above  Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all  persons should sign. Trustees, administrators, etc., should include title and authority. Corporations  should provide full name of corporation and title of authorized officer signing the proxy.

Proxy — One Stop Systems, Inc. Annual Meeting of Stockholders May 20, 2020, 11:00 a.m. (Local Time) This Proxy is Solicited on Behalf of the Board of Directors The undersigned appoints David Raun and John Morrison (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of One Stop Systems, Inc., a Delaware corporation (“the Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held virtually at www.proxydocs.com/OSS on Wednesday, May 20, 2020 at 11:00 a.m. (Local Time) and all adjournments thereof. The purpose of the Annual Meeting is to take action on the following: 1. Election of Directors 01 Kenneth Potashner 02 Kimberly Sentovich 03 David Raun 04 Jack Harrison 2. The ratification of the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. 3. To the extent required by Nasdaq Listing Rule 5635, to approve the issuance of shares of common stock of the Company upon conversion or exercise or otherwise pursuant to the terms of the senior secured convertible notes issued to institutional investors dated April 20, 2020. 4. To consider and act upon any other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. The Board of Directors of the Company recommends a vote “FOR” all nominees for director and “FOR” proposals 2 and 3. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card. Please separate carefully at the perforation and return just this portion in the envelope provided.